                                                                    Exhibit 10.2

                             REPURCHASE AGREEMENT


          THIS AGREEMENT made and entered into as of this 13th day of August, 1997, by and between Wilsons The Leather Experts Inc. ("Wilsons") and CVS New York, Inc. ("CVS"), a New York corporation formerly known as Melville Corporation.

                                  WITNESSETH

          WHEREAS, as partial consideration for the purchase by Wilsons from CVS of all of the outstanding capital stock of Wilsons Center, Inc., Wilsons issued to CVS or registered assigns a secured Subordinated Note (the "CVS Note") dated May 25, 1996 in the original principal amount of $55,811,000, bearing interest on $55,000,000 of the principal amount of the CVS Note at the rate of 10% per annum, compounded annually on May 25 of each year, commencing May 25, 1997;

          WHEREAS, as of May 25, 1997, the $5,500,000 of interest accrued on the CVS Note as of that date (the "Capitalized Interest") was added to, and became part of, the principal amount of the CVS Note pursuant to the terms of the CVS Note such that, as of the date hereof, the outstanding principal amount of the CVS Note, including the Capitalized Interest, is $61,311,000 (the "Current Principal Amount");

          WHEREAS, CVS is currently the registered holder of the CVS Note;

          WHEREAS, CVS desires that Wilsons repurchase and prepay the CVS Note on the terms set forth in this Agreement, and Wilsons desires to repurchase and prepay the CVS Note on such terms;

          WHEREAS, the parties agree that the non-capitalized interest on the Current Principal Amount accruing from May 26, 1997 through the date hereof (not including interest as of this date) is $1,327,639.20 (the "Accrued Date of Agreement Interest"), and that interest from and including this date to, but not including, the date of repurchase of the CVS Note, shall accrue on the Current Principal Amount in the amount of $16,805.56 per day (the "Daily Interest").

          NOW THEREFORE, in consideration of the mutual agreements set forth in this Agreement and for good and valuable other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Repurchase and Sale of the CVS Note.  Subject to the terms and
               -----------------------------------
conditions hereinafter set forth, and in reliance on the representations and warranties of Wilsons contained herein, CVS hereby agrees to sell to Wilsons the CVS Note in its entirety, including all Capitalized Interest and all non-capitalized accrued interest thereon, for an aggregate cash purchase price equal to the sum of (i) $49,538,733.30 in payment of the amount by which the Current Principal Amount exceeds Capitalized Interest, (ii) 100% of the Capitalized Interest, (iii) 100% of the Accrued Date of Agreement Interest and (iv) 100% of the Daily Interest for each day from and including the date of this Agreement to, but not including, the Closing Date (as hereinafter defined). The sum of the amounts set forth in clauses (i), (ii),
(iii) and (iv) of the immediately preceding sentence is hereinafter sometimes referred to as the "Note Repurchase Price." Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties of CVS contained herein, Wilsons hereby agrees to repurchase from CVS the CVS Note in its entirety by prepayment of the Note Repurchase Price. The parties hereto understand that the portion of the Note Repurchase Price paid for the amount by which the Current Principal Amount exceeds Capitalized Interest constitutes a discount thereon but agree that from and after the payment of the Note Repurchase Price for the CVS Note, (1) the CVS Note, including all Capitalized Interest and all non-capitalized accrued interest thereon, shall be deemed to have been prepaid in full in full and complete satisfaction of all rights of CVS as the holder of the CVS Note, (2) none of CVS or any of its affiliates or any other person or entity shall have any rights with respect to the CVS Note and
(3) the CVS Note shall be canceled and shall create no further payment, covenant or other obligations or liabilities in favor of CVS, any of its affiliates or any other person or entity, all of which shall be extinguished, discharged, terminated and released and of no further force or effect upon such payment of the Note Repurchase Price. CVS waives the notice of prepayment which is otherwise required by the terms of the CVS Note.

          2.   Surrender of Documents, Termination Statements and Releases.  On
               -----------------------------------------------------------
the Closing Date, upon payment by Wilsons of the Note Repurchase Price, CVS shall surrender and deliver to Wilsons (i) the original CVS Note conspicuously marked "Fully Paid and Canceled" and (ii) the original Warrant (the "Management Warrant") registered in the name of CVS dated May 25, 1996 that is denominated Warrant No. 2 for 1,200,000 shares of Common Stock of Wilsons (1,080,000 after giving effect to the .90 for 1 reverse stock split effective October 11, 1996) conspicuously marked "Canceled." On the Closing Date, CVS shall deliver to Wilsons or counsel to the lenders under Wilsons' senior credit facility appropriately signed amendments of UCC-1 Financing Statements, prepared by counsel to the lenders under Wilsons' senior credit facility and executed by CVS, removing CVS as a secured party for all UCC-1 Financing Statements evidencing security interests of CVS in assets of Wilsons or any of its existing direct or indirect subsidiaries (together with Wilsons' former subsidiaries, the "Subsidiaries") or otherwise securing the CVS Note or any obligations of Wilsons or any of its existing Subsidiaries to CVS, and CVS further agrees that on the Closing Date, without any further action on the part of CVS, all security interests and pledges of stock or assets of Wilsons or any of its Subsidiaries or otherwise securing the CVS Note or otherwise securing any obligations of Wilsons or any of its Subsidiaries to CVS, including without limitation the Security Agreement among Wilsons, certain of its Subsidiaries and CVS dated as of May 25, 1996, the Pledge Agreement between Wilsons and CVS dated as of May 25, 1996, the Pledge Agreement between Wilsons Center, Inc. and CVS dated as of May 25, 1996, the Pledge Agreement between Rosedale Wilsons, Inc. and CVS dated as of May 25, 1996 and the Pledge Agreement between River Hills Wilsons, Inc. and CVS dated as of May 25, 1996, as amended, shall be deemed to have been terminated and released by reason of the execution of this Agreement and shall be of no further force or effect. Without limiting anything stated in the immediately preceding sentence, at any time and from time to time on or after the Closing Date, CVS, without further consideration, shall promptly take such further action and execute and deliver such further instruments and documents as may be requested by Wilsons to evidence such terminations and releases provided for in this paragraph, including the execution of termination statements prepared by counsel to Wilsons or counsel to the lenders under Wilsons' senior credit facility for all UCC-1 Financing Statements referencing security interests of CVS in assets of former Subsidiaries of Wilsons, including those that have been merged into other Subsidiaries of Wilsons.

          3.   Closing Date.  Subject to the terms and conditions of this
               ------------
Agreement, the closing of the repurchase and sale of the CVS Note (the "Closing") shall be held on August 18, 1997, at the offices of Faegre & Benson in Minneapolis, Minnesota at 11:00 A.M., or at such other time and/or on such other date and/or at such other place as the parties hereto may mutually agree (the date of Closing being herein referred to as the "Closing Date"), provided that as provided in Section 9.1, it is understood and agreed that either party hereto may terminate this Agreement at any time after August 19, 1997, if the conditions to Closing on the Closing Date shall not have been satisfied or waived by the appropriate party or parties and the repurchase of the CVS Note shall not have occurred. On the Closing Date, Wilsons shall wire transfer, or cause to be wire transferred, to the account of CVS New York, Inc., account no. 825-2036-971 at Bank of New York, ABA #021-000-018, in immediately available funds, the Note Repurchase Price, and CVS shall simultaneously surrender and deliver to Wilsons the original CVS Note and Management Warrant and the other documents referred to in Section 2 hereof.

          4.   Representations and Warranties of CVS. CVS represents and
               -------------------------------------
warrants to Wilsons as follows:

          4.1  Corporate Existence and Power. CVS is a corporation duly
               -----------------------------
organized, validly existing and in good standing under the laws of the State of New York and has all corporate power necessary to complete the sale of the CVS Note to Wilsons pursuant to the terms of this Agreement and to perform its other obligations under this Agreement. CVS has heretofore delivered to Wilsons true and complete copies of the certificate of incorporation and bylaws of CVS as currently in effect.

          4.2  Corporate Authorization.  The execution, delivery and performance
               -----------------------
by CVS of this Agreement have been duly authorized by all necessary corporate action on the part of CVS. This Agreement constitutes the valid and binding agreement of CVS enforceable against CVS in accordance with its terms, except as
(i) the enforceability of this

Agreement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          4.3  Governmental Authorization.  The execution, delivery and
               --------------------------
performance by CVS of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official.

          4.4  Non-Contravention.  The execution, delivery and performance by
               -----------------
CVS of this Agreement do not and will not (i) violate the certificate of incorporation or bylaws of CVS, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree, or (iii) require any consent or other action by, or any notice to, any person or entity under, or constitute a default or create a penalty under, conflict with or give rise to any right of termination, cancellation or acceleration of any right or obligation of CVS under, any agreement, contract, lease, license or other instrument binding upon or applicable to CVS. Without limiting the generality of the immediately preceding sentence, CVS acknowledges that Nashua Hollis CVS, Inc. ("Nashua Hollis") has entered into an agreement to sell the CVS Note to Donaldson Lufkin & Jenrette Securities Corporation ("DLJ") or its designees if it is not purchased by Wilsons or its shareholders (the "DLJ Agreement"), but CVS represents and warrants that DLJ has no rights to purchase the CVS Note or other rights with respect to the CVS Note if it is repurchased by Wilsons on or before August 19, 1997, and that the execution, delivery and performance of this Agreement by CVS do not require any consent or other action by DLJ or constitute a default under or conflict with any obligation of CVS or Nashua Hollis to DLJ under, any agreement, contract, lease, license or other instrument binding upon or applicable to CVS or Nashua Hollis. Nashua Hollis is an indirect wholly-owned subsidiary of CVS.

          4.5  Representations Regarding CVS Note.  CVS is the record and
               ----------------------------------
beneficial owner and registered holder of the CVS Note, free and clear of any pledge, lien, security interest or other encumbrance, restriction or adverse claim (a "Lien"), and no Lien will arise as a result of the sale, surrender or cancellation of the CVS Note. The CVS Note is genuine and has not been altered since the original execution thereof, there are no limitations upon the right of CVS to sell the CVS Note to Wilsons and there are no rights of any other person or entity to acquire the CVS Note, subject to the DLJ Agreement to the extent provided in Section 4.4 if Wilsons does not purchase the CVS Note on or before August 19, 1997, and further subject to the first refusal rights of certain shareholders of Wilsons expiring August 14, 1997 under a Registration Rights Agreement dated as of May 25, 1996, to which CVS and Wilsons are parties (the "Registration Rights Agreement"). CVS has the right to surrender and deliver the CVS Note to Wilsons upon receipt of the Note Repurchase Price. No affiliate of CVS, including Nashua Hollis, has any right, title or interest in the CVS Note.

          4.6  Litigation.  There is no action, suit, investigation or
               ----------
proceeding pending against or, to the knowledge of CVS, threatened against or affecting, CVS or any affiliate of

CVS before any court or arbitrator or any governmental body, agency or official as of the date of this Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

                                   ARTICLE 5

                   REPRESENTATIONS AND WARRANTIES OF WILSONS

              Wilsons represents and warrants to CVS as follows:

          5.1  Corporate Existence and Power.  Wilsons is a corporation duly
               -----------------------------
organized, validly existing and in good standing under the laws of the State of Minnesota and has all corporate power necessary to repurchase the CVS Note pursuant to the terms of this Agreement and perform its other obligations under this Agreement. Wilsons has heretofore delivered to CVS true and complete copies of the articles of incorporation and bylaws of Wilsons as currently in effect.

          5.2  Corporate Authorization.  The execution, delivery and performance
               -----------------------
by Wilsons of this Agreement have been duly authorized by all necessary corporate action on the part of Wilsons. This Agreement constitutes the valid and binding agreement of Wilsons enforceable against Wilsons in accordance with its terms, except as (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          5.3  Governmental Authorization.  The execution, delivery and
               --------------------------
performance by Wilsons of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official, provided that this Agreement must be filed with the Securities and Exchange Commission following the repurchase of the CVS Note.

          5.4  Non-Contravention.  The execution, delivery and performance by
               -----------------
Wilsons of this Agreement do not and will not (i) violate the articles of incorporation or bylaws of Wilsons, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree or (iii) require any consent or other action by, or any notice to, any person or entity under, or constitute a default or create a penalty under, conflict with or give rise to any right of termination, cancellation or acceleration of any right or obligation of Wilsons under, any agreement, contract, lease, license or other instrument binding upon or applicable to Wilsons, provided that the repurchase of the CVS Note is not permitted without the written consent of lenders under Wilsons' senior credit facility and provided further that this Agreement must be filed with the Securities and Exchange Commission following the repurchase of the CVS Note.

          5.5  Litigation.  There is no action, suit, investigation or
               ----------
proceeding pending against, or, to the knowledge of Wilsons, threatened against or affecting, Wilsons before any court or arbitrator or any governmental body, agency or official as of the date of this Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

          5.6  Financing.  Wilsons has received and furnished a copy to CVS of a
               ---------
highly "confident letter" from BancAmerica Securities, Inc. relating to a proposed financing through a Rule 144A private placement ("Highly Confident Letter") for the purpose of, among other things, providing financing to purchase the CVS Note (the "Financing"). As of the date hereof, Wilsons knows of no facts or circumstances that are reasonably likely to result in the failure to receive Financing referred to in the Highly Confident Letter.

                                   ARTICLE 6

                          SURVIVAL OF REPRESENTATIONS

          The representations and warranties contained in Articles IV and V hereof shall survive the Closing and continue indefinitely and shall be enforceable against the party making the representations and warranties by the party for whose benefit they are made. Such representations and warranties shall each be deemed to be representations and warranties made as of the Closing Date (as well as the date of this Agreement) unless an officer of the party making them shall deliver a certificate to the contrary to the other party hereto prior to the Closing.

                                   ARTICLE 7

                        COVENANTS AND AGREEMENTS OF CVS

          7.1  Other Offers.  From the date of this Agreement until the Closing
               ------------
Date or the termination of this Agreement, none of CVS or any of its affiliates, agents or representatives will, directly or indirectly, take any action to solicit, initiate or encourage the sale of the CVS Note to any person or entity other than Wilsons or in any manner discuss, consider or accept (except upon any exercise of first refusal rights by shareholders of Wilsons on or before August 14, 1997, pursuant to the terms of the Registration Rights Agreement) any proposal to buy or sell the CVS Note except for the repurchase of the CVS Note by Wilsons, provided that Wilsons acknowledges that it has been informed by CVS that Nashua Hollis has entered into the DLJ Agreement to sell the CVS Note to DLJ if it is not purchased by Wilsons or the shareholders of Wilsons.

          7.2  Financing.  CVS agrees that notwithstanding anything to the
               ---------
contrary provided in the CVS Note, Wilsons may complete the Financing without being in default under the CVS Note as long as the proceeds of the Financing are used promptly to repurchase the CVS Note pursuant to the terms of this Agreement.

                                   ARTICLE 8

                             CONDITIONS TO CLOSING

          8.1  Conditions to Obligations of CVS and Wilsons.  The obligations of
               --------------------------------------------
CVS and Wilsons to consummate the Closing are subject to the satisfaction of the condition that no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

          8.2  Conditions to Obligation of Wilsons.  The obligation of Wilsons
               -----------------------------------
to consummate the Closing is subject to the satisfaction of the following further conditions:

               (i) (A) CVS shall have performed in all material respects all of its covenants, agreements and obligations hereunder required to be performed by it on or prior to the Closing Date and (B) the representations and warranties of CVS contained in this Agreement and in any certificate or other writing delivered by CVS pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such date.

               (ii) Wilsons shall have received all documents it may reasonably request relating to the existence and good standing of CVS and the authority of CVS to enter into this Agreement, all in form and substance reasonably satisfactory to Wilsons.

               (iii) Wilsons shall have received at the Closing an opinion dated the Closing Date from Davis Polk & Wardwell, counsel to CVS, in substantially the form set forth in Exhibit A.

               (iv) The Financing shall have been consummated and Wilsons shall have received the requisite written consent of lenders to the repurchase of the CVS Note and the Financing under its senior credit facility.

               (v) Wilsons shall have received the CVS Note and the Management Warrant.

          8.3.  Conditions to Obligation of CVS.  The obligation of CVS to
                -------------------------------
consummate the Closing is subject to the satisfaction of the following further conditions:

               (i) (A) Wilsons shall have performed in all material respects all of its covenants, agreements and obligations hereunder required to be performed by it at or prior to the Closing Date and (B) the representations and warranties of Wilsons contained in this Agreement and in any certificate or other writing delivered by Wilsons pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such date.

               (ii) CVS shall have received all documents it may reasonably request relating to the existence and good standing of Wilsons and the authority of Wilsons to enter into this Agreement, all in form and substance reasonably satisfactory to CVS.

               (iii) CVS shall have received at the Closing an opinion dated the Closing Date from Faegre & Benson LLP, counsel to Wilsons, in substantially the form set forth in Exhibit B.

               (iv) Wilsons shall have received the requisite written consent of lenders to the repurchase of the CVS Note under Wilsons' senior credit facility.

               (v)     CVS shall have received the Note Repurchase Price.

                                   ARTICLE 9

                                  TERMINATION

          9.1  Grounds for Termination.  This Agreement may be terminated at any
               -----------------------
time prior to the Closing:

               (i)     by mutual written agreement of CVS and Wilsons;

               (ii) by either of CVS or Wilsons if the Closing shall not have been consummated on or before August 19, 1997 or if any shareholder of Wilsons shall have exercised its first refusal rights under the Registration Rights Agreement on or prior to August 14, 1997, and CVS hereby agrees promptly to give notice to Wilsons if any shareholder of Wilsons shall have exercised its first refusal rights under the Registration Rights Agreement on or prior to August 14, 1997;

               (iii) by either of CVS or Wilsons if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

               (iv) by CVS, if any representation or warranty of Wilsons contained in this Agreement shall prove to be inaccurate in any material respect at the time when made and Wilsons shall refuse or fail after written notice to correct such representation or warranty within 5 days of such written notice; or

               (v) by Wilsons, if any representation or warranty of CVS contained in this Agreement shall prove to be inaccurate in any material respect at the time when made and CVS shall refuse or fail after written notice to correct such representation or warranty within 5 days of such written notice.

The party desiring to terminate this Agreement shall give notice of such termination to the other parties hereto.

          9.2   Effect of Termination.  If this Agreement is terminated as
                ---------------------
permitted by Section 9.1 , termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided
                                                                    --------
that if such termination shall result from the willful failure of Wilsons or CVS to fulfill a condition to the performance of the obligations of the other party, failure to perform a covenant of this Agreement or breach by such party of any representation or warranty or agreement contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other party as a result of such failure or breach.

                                  ARTICLE 10

                                 MISCELLANEOUS

          10.1  Notices.  All notices, requests and other communications to any
                -------
party hereunder shall be in writing (including facsimile transmission) and shall be given at the party's address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, request or other communication:

          If to Wilsons, to:

               Wilsons The Leather Experts Inc.
               7401 Boone Avenue North
               Brooklyn Park, MN 55428
               Telecopier:  (612) 391-4152
               Attention:   Joel Waller, David Rogers
          with copies to:

               Faegre & Benson LLP
               2200 Norwest Center
               90 South Seventh Street
               Minneapolis, Minnesota 55402
               Telecopier: (612) 336-3026
               Attention:  Philip S. Garon, Esq.

          If to CVS, to:

               One CVS Drive
               Woonsocket, Rhode Island 02895
               Telecopier: (401) 762-8923
               Attention: Chief Executive Officer,
                          Chief Financial Officer and
                          General Counsel

          with a copy to:

               Davis Polk & Wardwell
               450 Lexington Avenue
               New York, New York 10017
               Telecopier: (212) 450-4800
               Attention: Dennis S. Hersch, Esq.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

          10.2  Amendments and Waivers.  (a) Any provision of this Agreement may
                ----------------------
be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          10.3  Expenses.  All costs and expenses incurred in connection with
                --------
this Agreement shall be paid by the party incurring such cost or expense.

          10.4  Successors and Assigns.  The provisions of this Agreement shall
                ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

          10.5  Entire Agreement.  This Agreement constitutes the entire
                ----------------
agreement between the parties hereto regarding the subject matter hereof.

          10.6  Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

          10.7  Counterparts.  This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed to be an original but all of which shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        WILSONS THE LEATHER
                                         EXPERTS INC.



                                        By    /s/  David L. Rogers
                                            ------------------------------------
                                        Title: President


                                        CVS NEW YORK, INC.



                                        By    /s/  Philip C. Galbo
                                            ------------------------------------
                                        Title: Vice President and Treasurer

                                                                       Exhibit A

                     [On Davis Polk & Wardell Stationery]





                              August _____, 1997


Wilsons The Leather Experts Inc.
7401 Boone Avenue North
Brooklyn Park, MN 55428


Dear Sirs:

          We have acted as special counsel to CVS New York, Inc. ("CVS"), a New York corporation formerly known as Melville Corporation, in connection with the repurchase and prepayment by Wilsons The Leather Experts Inc. ("Wilsons") of the secured Subordinated Note of Wilsons dated May 25, 1996 in the original principal amount of $55,811,000 payable to CVS or registered assigns (the "CVS Note") pursuant to a Repurchase Agreement dated as of August 13, 1997 between CVS and Wilsons (the "Repurchase Agreement"). This opinion is being furnished to you pursuant to Section 8.2(iii) of the Repurchase Agreement. Capitalized terms used herein but not otherwise defined herein are used herein as defined in the Repurchase Agreement.

          We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, certificates and other instruments, and have conducted such other investigations of fact and law, as we have deemed necessary or advisable for the purpose of rendering this opinion.

          On the basis of the foregoing, we are of the opinion that:

          1. CVS has been duly incorporated, is validly existing and is in good standing under the laws of the State of New York. CVS has all corporate power required to enter into and perform all of its obligations under the Repurchase Agreement, including the surrender and delivery of the CVS Note to Wilsons upon the prepayment of the Note Repurchase Price.

          2. The execution, delivery and performance by CVS of the Repurchase Agreement have been duly authorized by all necessary corporate action on the part of CVS. The Repurchase Agreement has been duly executed and delivered by CVS and constitutes the

Wilsons The Leather Experts Inc.
August _____, 1997
Page 2

valid and binding obligation of CVS enforceable against CVS in accordance with its terms, except (i) as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or similar laws now or hereafter relating to or affecting the rights or remedies of creditors generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          3. The execution, delivery and performance by CVS of the Repurchase Agreement do not and will not (i) violate the certificate of incorporation or bylaws of CVS or (ii) contravene or violate any applicable statute, law, rule or regulation. *[or (iii) contravene, violate, conflict with, constitute a default under or require any consent or notice under the DLJ Agreement]

          4. No stamp taxes or other transfer taxes are required to be paid under the laws of the State of New York in connection with the repurchase and prepayment of the CVS Note.

          In connection with the opinions set forth herein, we have assumed the genuineness of all signatures (other than those of signatories on behalf of CVS), the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies, and the authenticity of the originals of such latter documents.

          We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America.

          This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                        Very truly yours,